Exhibit 10.21

LSCA

Nuvios, Inc.

LABORATORY SERVICES AND CONFIDENTIALITY AGREEMENT*

THIS LABORATORY SERVICES AND CONFIDENTIALITY AGREEMENT is made as of this 31st day of March, 2004 (the “Effective Date”) by and between Charles River Laboratories, Inc., a Delaware corporation with a business address at 251 Ballardvale Street, Wilmington, Massachusetts 01887, acting through the divisions and at the locations set forth on Exhibit A attached hereto and made a part hereof (“Laboratory”) and Nuvios, Inc., a Delaware corporation with a business address at 197M Boston Post Road West, Marlborough, MA 01752 (“Sponsor”).

BACKGROUND

Laboratory is a contract research organization engaged in providing product discovery and development services.  The parties desire that Laboratory provide such services (the “Services”) under the terms and conditions of this Agreement.  The Services shall consist of individual studies (each, a “Study”) defined in a Protocol/Scope of Work (as hereinafter defined) and will be performed under these terms and conditions.  In consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.  The Study.  Laboratory shall render the Services as set forth in a Protocol and/or Scope of Work, Letter of Payment Authorization and Letter of Commitment (the Protocol and/or Scope of Work, Letter of Payment Authorization and Letter of Commitment are collectively referred to here as the “Supporting Documents”).  A “Protocol” and/or “Scope of Work” shall mean an attachment to this Agreement describing the nature, design and scope of the Study and the schedule of work to be performed during the course of an individual Study conducted by Laboratory for the Sponsor.  A “Letter of Payment Authorization” shall mean an attachment to this Agreement that describes with respect to a particular Study the price, fees and payment schedule for that Study and any modifications of the terms of this Agreement as applied to a particular Study.  A “Letter of Commitment” shall mean an attachment to this Agreement that describes a commitment of space and resources by the Laboratory.  In the event of a conflict between the terms contained in the Supporting Documents and this Agreement, the terms of this Agreement shall control, unless specifically agreed upon to the contrary in the Supporting Documents.  The Supporting Documents when signed by Laboratory and Sponsor shall be incorporated into and made a part of this Agreement.

2.  Conduct of the Research.

2.1.  Laboratory will maintain industry standards of professional conduct in the performance of the Study and in the preparation of all reports.  Laboratory will adhere to all government laws and regulations applicable to the conduct of the Study.  If applicable, and as set forth in the Protocol and/or Scope of Work, Laboratory will perform the Study in compliance with the current laboratory practices of the appropriate governmental regulatory agency(ies).

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

2.2.  Laboratory will conduct the Study in accordance with the Protocol and/or Scope of Work, which may be amended from time to time upon the mutual agreement of Laboratory and Sponsor.  If the amendment requires additional work on the part of the Laboratory, Laboratory will not conduct the additional work unless approved in writing in advance by Sponsor and if such approval is obtained, Laboratory will be paid an amount mutually agreed to by the parties.  Laboratory agrees not to intentionally change or deviate from the Protocol without Sponsor’s prior approval.  Laboratory may not make material deviations from the Protocol without the prior written approval of Sponsor.  Deviations from the Protocol that are not material may be made in an emergency without Sponsor’s approval, provided that Laboratory shall use commercially reasonable efforts to obtain Sponsor’s verbal approval, which shall be subsequently confirmed by Sponsor in writing.

2.3.  After the Study has been completed, Laboratory may be requested by Sponsor to provide additional consultation services concerning the Study performed by Laboratory.  Upon such a request by Sponsor, Laboratory will provide the requested services and will be paid an amount mutually agreed to by the parties.  These consultation services will be subject to the provisions on Confidentiality and Ownership set forth in Paragraphs 8 and 13, respectively.

3.  Study Material:  (a)  Sponsor will identify each compound, material or other substance (“Test Material”) that is to become the subject of a Study.  Sponsor will provide Laboratory with the Test Material with which to perform the Study, as well as such know-how, information and data (“Sponsor Know-How”) as Sponsor deems necessary to enable Laboratory to conduct each Study.  In addition, Sponsor shall provide Laboratory with information to apprise Laboratory of the stability of the Test Material, proper storage and safe handling requirements, including a Material Safety Data Sheet (MSDS) or equivalent documentation (“Safety Information”).  Laboratory will supply a blank MSDS to Sponsor, if necessary.

(b)           Subject to the provisions of this Agreement, Sponsor hereby grants to Laboratory a non-exclusive, non-transferable, royalty-free, limited license during the term of this Agreement to use the Test Materials, the Sponsor Know-How, the Safety Information and the intellectual property rights embodied in the foregoing (“Sponsor Property”) for the sole purpose of enabling Laboratory to perform the Studies (the “Permitted Purpose”).

(c)           Laboratory shall not use either the Sponsor Know-How or the Test Materials, nor shall it permit the same to be used, in any manner or for any purpose (including, without limitation, analysis of the Test Materials) other than for the Permitted Purpose.  Upon termination of this Agreement, Laboratory agrees promptly to return to Sponsor the Sponsor Property, including any and all unused quantity of the Test Materials.

4.  Personnel.  Laboratory shall use its best efforts to dedicate the same key personnel to perform each Study (each a “Study Member”) during the term of such Study.  The key Study Members will be identified in the Protocol or Scope of Work, to be approved by Sponsor prior to study initiation.  At any time during the term of this Agreement, Sponsor shall have the right to request a new Study Member be designated by Laboratory if Sponsor believes that a Study Member is not performing in a reasonably acceptable manner.  Any Study Member that no longer performs research activities hereunder for any reason shall be replaced by Laboratory with an individual that is reasonably acceptable to Sponsor and that possesses the skills, knowledge and capabilities to perform the activities required hereunder.  Laboratory represents that none of its employees who are to participate in a Study have been debarred and none of such employees are under consideration to be debarred by the Food and Drug Administration from working in or providing services to any pharmaceutical or biotechnology company under the Generic Drug Enforcement Act of 1992, as amended.

5.  Inspections.  Upon reasonable advance notice, Laboratory will permit Sponsor and/or its designated representatives, during normal business hours and at mutually agreeable times, to visit the Laboratory facilities where the Study is taking place to monitor Laboratory’s performance of the Study and to examine and make copies of Laboratory records relating to a Study to verify compliance by Laboratory with the terms of this Agreement.  Any such examination and copying shall be paid for by Sponsor and shall be scheduled and conducted so as to reasonably minimize the disruption of Laboratory’s research operations.

6.  Records and Reports.

6.1.  Laboratory will keep and maintain complete and accurate records of the data generated in the course of each Study and the status and progress of the Study as required by the Protocol and/or Scope of Work and/or applicable regulations, in any event, with sufficient detail for use in reports to regulatory agencies.

6.2.  Laboratory will furnish a report or data containing information specified in the Protocol and/or Scope of Work according to the approved time lines identified in the Protocol and/or Scope of Work.  All reports will be prepared in the standard format of the Laboratory unless otherwise specified in the Protocol and/or Scope of Work, and shall include, without limitation, the procedures used and results obtained, a description of any inventions or other intellectual property rights Laboratory believes may have been discovered or created for such Study, and any other information that Sponsor reasonably requests.  Notwithstanding the foregoing, Laboratory will inform Sponsor as soon as reasonably practicable of any inventions or other intellectual property rights Laboratory believes may have been discovered or created during the performance of the Study.

6.3.  All Study reports and any supporting documentation originating with Laboratory, whether written or physical (e.g., laboratory notebooks, original data, tissues, slides, photographs, etc.) are the Sponsor’s property and shall be the confidential information of Sponsor.  At Sponsor’s cost and expense, if Sponsor requests Sponsor’s property be held by Laboratory, Laboratory shall store Sponsor’s property in the manner and at a cost as agreed upon in the Supporting Documents and in accordance with Laboratory’s archiving policy attached hereto as Exhibit B.  Upon reasonable advance notice, Sponsor’s representatives shall have reasonable access to such material, and shall have the right to obtain certified, legible photocopies of the raw data and supporting documentation, at Sponsor’s expense.

7.  Compensation.

7.1.  Sponsor will pay Laboratory as set forth in the Supporting Documents (“Study Price”).  All invoices are due and payable within thirty (30) days of receipt.  Each invoice shall include a description of the services performed and the materials purchased or will reference a study landmark identified in a payment schedule defined in the Supporting Documents.  Any necessary and appropriate changes in the costs of a Study as revised by amendment to the Supporting Documents will be requested subject to written approval by authorized representatives of Laboratory and Sponsor.  All amounts not paid when due shall bear interest from the applicable due date until paid, at the lesser of one and one half percent (1.5%) per annum above the prime rate announced from time to time by Fleet Bank or its successor or the highest lawful rate of interest permitted at the time in Massachusetts.  In addition, Laboratory may elect to withhold required reports or other deliverables if the Sponsor does not make required payments within thirty (30) days.

8.  Confidentiality.  The parties anticipate that they will exchange proprietary and confidential information during the term of this Agreement.  The parties will identify, in writing, such information as confidential and/or proprietary.  Each party will maintain such information in confidence and will employ reasonable and appropriate procedures to prevent its unauthorized publication or disclosure.  Neither party shall use the other party’s proprietary or confidential information for any purpose other than in performance of this Agreement.  The obligations of confidentiality set forth in this paragraph will survive termination or expiration of this Agreement for a period of 5 years.

The confidentiality provisions of this paragraph shall not apply to any part of such information, which:

a)                                      is known to the receiving party at the time it was obtained from the disclosing party;

b)                                     is acquired by receiving party from a third party and such third party did not obtain such information directly or indirectly from the disclosing party under obligation not to disclose;

c)                                      is or becomes published or otherwise in the public domain other than by violation of this Agreement by the receiving party;

d)                                     is independently developed by the receiving party without reference to or reliance upon the information provided by the disclosing party; or

(e)                                  is required to be disclosed by the receiving party to comply with applicable laws or governmental regulations; provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

9.  Use of Names.

Neither party will use the other party’s name or the name of any employee of the other party in any advertising, packaging, promotional material, or any other publicity relating to this Agreement, without the prior written approval of the other party.

10.  Warranties.

10.1.  Sponsor warrants that it owns or licenses all rights, title and interest in the Test Materials furnished by Sponsor to Laboratory hereunder and the intellectual property related thereto, and that Laboratory’s use of any and all such material in connection with the Study does not infringe any third party rights.

10.2.  Laboratory warrants that the services provided to Sponsor under this Agreement shall conform to the Protocol and/or Scope of Work specifications and the current material applicable standards, regulations and procedures of the appropriate regulatory agency(ies).

10.3.  THE WARRANTY BY LABORATORY SET FORTH ABOVE IS IN LIEU OF ANY AND ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FOR NON-INFRINGEMENT OF A PATENT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT.

11.  Limitation of Liability.

11.1.  Except for infringement of the other party’s intellectual property rights or breach of confidentiality obligations hereunder neither party will be liable for penalties or liquidated damages or for special, indirect, consequential or incidental damages of any type or kind (including, without limitation, lost profits) regardless of whether any such losses or damages are characterized as arising from breach of contract, breach of warranty, tort, strict liability or otherwise, even if such party is advised of the possibility of such losses or damages, or if such losses or damages are foreseeable.

11.2.  Laboratory’s liability under this Agreement, regardless of the form of action, shall not exceed the lesser of (i) the total Study Price paid for services provided under the Letter of Payment Authorization under which such liability arises or (ii) One Hundred Thousand Dollars ($100,000.00).

11.3.  In the event that the Laboratory commits a breach of the warranty set forth in Section 10.2 above, Laboratory’s sole liability, and Sponsor’s sole remedy shall be for Laboratory to rerun the affected work or portion of the research affected by the breach as promptly as possible at Laboratory’s cost and expense.

12.  Indemnities

12.1.  Subject to the limitation of liability contained in Section 11.2 above, Laboratory will defend, indemnify, save and hold Sponsor and its parent, subsidiaries and affiliates and their respective directors, officers, employees and agents (together, the “Sponsor Indemnitees”) harmless from and against any third party claims, demands, suits, actions, causes of action, losses, damages, fines and liabilities, including reasonable attorneys’ fees (“Claims”) arising out of or in connection with Laboratory’s negligence or willful misconduct in performance of the Study.

12.2.  Sponsor will defend, indemnify, save and hold Laboratory and its parent, subsidiaries and affiliates and their respective directors, officers, employees and agents (together, the “Laboratory Indemnitees”) harmless from and against any Claims arising out of or in connection with (a) the manufacture, distribution, use, sales or other disposition by Sponsor, or any distributor, customer, sublicensee or representative of Sponsor, of any of Sponsor’s product or process and/or any other substances which are produced, purified, tested or vialed by Laboratory, or (b) Sponsor’s negligence or willful misconduct in connection with this Agreement and.

12.3  In addition, Sponsor agrees to indemnify, release, defend and hold harmless Laboratory Indemnitees against any and all liability, loss, damage, cost or expense (including reasonable attorneys’ fees and expenses and costs of investigation) which may be incurred, suffered or required to be paid as the result of any damage suffered or alleged to be suffered, including, without limitation, death or personal injury and any direct, consequential, special and punitive damages, as the result of any contact by Sponsor or its employees with the Laboratory’s animals, tissues or specimens during visits to the Laboratory or after delivery of any samples/specimens to Sponsor.

13.  Ownership.

(a)           For purposes of this Agreement, “Study Results” shall mean all data, information, test results, laboratory notes, techniques, know-how and any other scientific and technical information that is obtained in the performance of the Studies by any Study Member.  All Study Results obtained in the testing work performed hereunder shall be the property of the Sponsor.  Subject to the provisions of this Agreement, Sponsor hereby grants to Laboratory a non-exclusive, non-transferable, royalty-free, limited license to the Study Results for its internal research purposes only.

(b)           No express or implied license or permission is granted hereunder to Laboratory to use the Sponsor Property, except in pursuit of the Permitted Purpose as expressly stated herein.  All of Sponsor’s rights in and to the Sponsor Property shall remain the exclusive property of Sponsor.

(c)           For purposes of this Agreement, “Invention” shall mean any invention, or discovery arising out of the Study that is developed, conceived, or conceived and reduced to practice during the term of this Agreement.  All Inventions will be promptly disclosed to Sponsor.  Without the prior written consent of Sponsor, Laboratory shall not at any time file, cause to be filed or consent to the filing of any patent application with respect to or claiming any Sponsor Property or Invention as described in clauses (1) and (3) below.  Any Invention made which names as an inventor at least one Study Member who is an employee or affiliate of Laboratory shall be owned as follows:

(1)           Any Invention which involves the use of, composition of, or improvement to Sponsor Property, or a derivative or analog thereof shall be owned by the Sponsor (the “Sponsor Project Intellectual Property) and Laboratory hereby assigns to Sponsor all of Laboratory’s right, title and interest in and to any and all Sponsor Project Intellectual Property and agrees to execute such instruments of transfer, assignment, conveyance or confirmation and such other documents as Sponsor may request to evidence confirm or perfect the assignment of all Laboratory’s right, title and interest in and to any Sponsor Project Intellectual Property; and

(2)           Any Invention which covers a scientific process, technique, procedure, medium, device or other process that is not derived from Sponsor Property and of which an employee or agent of Sponsor is not a co-inventor shall be owned by Laboratory (the “Laboratory Project Intellectual Property); and

(3)           Any Invention which covers a scientific process, technique, procedure, medium, device or other process that is not derived from Sponsor Property and of which at least one employee or agent of Sponsor is a co-inventor shall be jointly owned by Laboratory and Sponsor (the “Joint Project Intellectual Property”).

(d)           For any Laboratory Project Intellectual Property and any Joint Project Intellectual Property, Sponsor shall be given the first option to obtain a worldwide, exclusive and perpetual, subject to customary termination provisions, license to research, develop, make, have made, sell, have sold and use (including for commercial purposes) such property.  Upon Laboratory’s receipt of such written notice, the parties shall commence exclusive, good faith negotiations for a twelve (12) month period for the purpose of executing a fair and equitable definitive license agreement.  If after 12 months, Laboratory and Sponsor are unable to reach an agreement, Laboratory shall be free to license Laboratory Project Intellectual Property or its rights in any Joint Invention to any other party.

14.  Insurance.  Laboratory shall carry insurance sufficient to cover its interest or liabilities hereunder including, but not limited to worker’s compensation and comprehensive general liability.

15.  Force Majeure.  Except with respect to the payment of monies due hereunder, neither party shall be considered in default of the performance of any obligation hereunder to the extent that the performance of such obligation is prevented or delayed by fire, flood, earthquake, explosion, strike, acts of terrorism, war, insurrection, embargo, government requirement, civil or military authority, act of God, or any other event, occurrence or condition which is not caused, in whole or in part, by that party, and which is beyond the reasonable control of that party.

16.  Term and Termination.

16.1.  This Agreement will commence on the Effective Date and will continue for five (5) years from the Effective Date or until terminated by the parties as set forth below.

16.2  Sponsor shall have the right to terminate an on-going Study at any time without cause upon fifteen (15) business days prior written notice to Laboratory.  In the event a Study is terminated without cause, Laboratory shall be paid for all services rendered prior to receipt of notification of termination but which have not yet been invoiced, together with any additional expenses actually incurred in connection with commitments existing at the time notice of termination is received which cannot be canceled.

16.3  Either party may terminate this Agreement upon sixty (60) days notice to the other party, provided that Laboratory completes all Studies in progress, and Sponsor makes all payments due to Laboratory thorough the termination date as set forth in Section 16.2.

16.4  Either party may terminate this agreement at any time upon thirty (30) days prior written notice to the other party, for material breach of this Agreement by the other party where such breach is not remedied to the non-breaching party’s reasonable satisfaction within the thirty (30) day notice period.

16.5  Upon termination, neither party will have any further obligations under this Agreement, except that (i) the liabilities accrued through the date of termination and (ii) the obligations which by their terms survive termination, including the applicable confidentiality, record keeping, regulatory compliance, intellectual property and indemnification provisions of this Agreement, shall survive termination.

17.  Employee Solicitation.  Laboratory and Sponsor agree that, during the term of a Study and for a period of one hundred eighty (180) days thereafter, Sponsor will not knowingly hire, and will not knowingly engage as an independent contractor, any person who has been directly involved in rendering or receiving services on the Study as an employee of Sponsor, without written consent of Laboratory.

18.  Dispute Resolution.  The parties shall attempt, in good faith, to resolve through negotiations any controversy, claim, or dispute arising out of this Agreement.  In the event that negotiations are not successful, the controversy, claim, or dispute shall be submitted to third party mediation upon terms reasonably acceptable to the parties.  If such claim, controversy or dispute is not resolved through mediation, upon written demand of either party, the claim, controversy or dispute shall be submitted to arbitration before three (3) arbitrators.  Such arbitration shall take place in Boston, Massachusetts, and shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the laws of the Commonwealth of Massachusetts.  Within seven (7) calendar days after either party makes a written demand on the other for arbitration, each party shall select one (1) arbitrator.  A third arbitrator shall be chosen by the arbitrators selected by the parties within thirty (30) days of the demand for arbitration, and shall act as chairman.  In the event that any arbitrator is not appointed in the prescribed time period, either party may apply to the American Arbitration Association for the appointment of such arbitrator.  A record and transcript of the proceedings shall be maintained.  Any award shall be made in writing and in reasonable detail, setting forth the findings of fact and conclusion of law supporting the award.  The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators, which shall be binding regardless of whether one of the parties fails or refuses to participate in the arbitration.  The decision shall be enforceable by a court of law, provided that the decision is supported by substantial fact and is without material error of law.  All costs of such arbitration, except expert fees and attorneys’ fees, shall be shared equally by the parties.

19.  Miscellaneous.

19.1  Notices.  All notices from one party to the other will be in writing and will be given by addressing the same, if to Laboratory, to the applicable address set forth on Exhibit A and, if to Sponsor, to the address set forth below, or at such other address as either may specify in writing to the other.  Notices shall be sent by overnight courier, certified mail, return receipt requested, or by other means of delivery requiring an acknowledged receipt.  All notices shall be effective upon receipt.

Sponsor Address:

Nuvios, Inc.

197M Boston Post Road West

Marlborough, MA  01752

Attn:  Bart Henderson

19.2  Independent Contractor.  The business relationship of the Laboratory to the Sponsor is that of an independent contractor and not of a partner, joint venturer, employer, employee or any other kind of relationship.  Laboratory will be solely responsible for expenses and liabilities associated with the employment of its employees.

19.3  Assignment.  This Agreement, and the rights and obligations hereunder, may not be assigned or transferred by either party without the prior written consent of the other party, except that either party may assign this Agreement in connection with the merger, consolidation or sale of substantially all assets related to the Study.

19.4  Entire Agreement.  This Agreement, together with the Supporting Documents, constitutes the entire agreement of the parties, superseding any and all previous agreements and understandings, whether oral or written, as to the same subject matter.  No modification or waiver of the provisions of this Agreement shall be valid or binding on either party unless in writing and signed by both parties.  No waiver of any term, right or condition under this Agreement on any one occasion shall be construed or deemed to be a waiver or continuing waiver of any such term, right or condition on any subsequent occasion or a waiver of any other term, right or condition hereunder.

19.5  Severability.  In the event that any one or more of the provisions contained in this Agreement will, for any reason, be held to be invalid, illegal or unenforceable in any respect, that invalidity, illegality or unenforceability will not affect any other provisions of this Agreement, and all other provisions will remain in full force and effect.  If any provision of this Agreement is held to be excessively broad, it will be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law.

19.6  Applicable Law.  This Agreement will in all events and for all purposes be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

IN WITNESS WHEREOF, duly authorized representatives of the parties have signed this Agreement as of the Effective Date.

Charles River Laboratories, Inc.		Nuvios, Inc.

By:	/s/ Mark D. Seefeld	By:	/s/ Bart Henderson
	duly authorized		duly authorized
Print Name:	Mark D. Seefeld, Ph.D., DABT	Print Name:	Bart Henderson
Title: General Manager, General Toxicology		Title: Chief Bus. Officer
Date: April 16, 2004		Date: 4/29/04

Exhibit A

Work may be conducted at any of the following Charles River Laboratories divisions:

Argus Division 905 Sheehy Drive, Building A Horsham, PA 19044	Navigators Regulatory and Scientific Consulting 587 Dunn Circle Sparks, NV 89431
Arkansas Division 100 East Boone Street Redfield, AR 72132	Ohio Division 640 N. Elizabeth Street Spencerville, OH 45887
Biopharmaceutical Services 358 Technology Drive Malvern, PA 19355	Pathology Associates Division 15 Worman’s Mill Court, Suite 1 Frederick, MD 21701
Interventional Surgical Services Southbridge 236 Blackmer Road Southbridge, MA 01550-3114	Sierra Division 587 Dunn Circle Sparks, NV 89431
Interventional Surgical Services River Valley Farms 803 Prospect Avenue Osceola, WI 54020	Worcester Division 57 Union Street Worcester, MA 01608
Milestone Biomedical Associates 15 Worman’s Mill Court, Suite 1 Frederick, MD 21701

A COPY OF ALL NOTICES SHALL BE SENT TO:

Charles River Laboratories, Inc. 251 Ballardvale Street Wilmington, MA 01887 Attn: General Counsel	Charles River Laboratories, Inc. 587 Dunn Circle Sparks, NV 89431 Attn: Contracts Administrator

LSCA

Sponsor Name

Exhibit B

Archive Terms and Conditions

1.                                       All Study reports and any supporting documentation originating with Laboratory, whether written or physical (e.g., laboratory notebooks, original data, tissues, slides, photographs, etc.) are the Sponsor’s property (“Materials”).  All Materials shall remain the property of Sponsor.  Laboratory agrees to maintain industry standards in connection with the storage of the Materials and adhere to all government laws and regulations applicable to the storage of the Materials.

2.                                       Laboratory shall store the Materials at its current storage rates.  Laboratory may increase the rates on an annual basis upon notice to Sponsor.  If the Materials require additional and/or special storage requirements, additional charges for storage shall be assessed and invoiced to Sponsor.  Invoices shall be issued annually in advance and are due and payable upon receipt and Sponsor agrees to pay all invoices submitted.  All amounts not paid when due shall bear interest from the applicable due date until paid, at the lesser of four percent (4%) per annum above the base rate announced from time to time by Fleet Bank or its successor or the highest lawful rate of interest permitted at the time in Massachusetts.

3.                                       Laboratory’s liability for archival services under this Agreement, regardless of the form of action, shall not exceed the lesser of the fee paid for one year’s storage of the Materials or one thousand dollars ($1,000.00).  In no event shall Laboratory be liable for penalties or liquidated damages or for special, indirect, consequential or incidental damages of any type or kind (including, without limitation, lost profits).

4.                                       The term of this Agreement for archival services shall be one year and shall automatically renew unless terminated by either Laboratory or Sponsor.  Upon the termination of this Agreement, Laboratory shall contact Sponsor to determine disposition of the Materials as follows: (a) extended storage of the Materials or (b) return of the Materials to Sponsor at Sponsor’s expense.  If Sponsor requests Laboratory to continue storage of the Materials, and Laboratory agrees, the cost for storage of the Materials shall continue to be invoiced to Sponsor at Laboratory’s then current rates.  If Sponsor fails to give said instructions, Laboratory shall so notify Sponsor, and if said instructions are still not forthcoming within thirty (30) days of said notification, then Laboratory shall have the option of continuing storage of the Materials, which will be deemed to have been authorized for an additional period of not less than one (1) year or Laboratory may return the Materials to Sponsor at Sponsor’s expense.  Sponsor shall be liable for storage charges until the Materials are returned to Sponsor.  While the Materials are in transit to Sponsor, all risk of loss or exposure to the Materials shall be borne by Sponsor.

5.                                       Sponsor will defend, indemnify, save and hold Laboratory and its parent, subsidiaries and affiliates and their respective directors, officers, employees and agents harmless from and against any claims arising out of or in connection with (a) the presence of or exposure to the Materials or (b) Sponsor’s negligence or willful misconduct in connection with this Agreement and will pay any costs and damages which may be assessed against them.

6.                                       Laboratory will not release the Materials to any third party, without Sponsor’s written permission unless such disclosure is compelled by valid subpoena or any applicable law.  If such disclosure is requested, Laboratory shall use its commercially reasonable efforts to provide Sponsor with written notice prior to such release.

Supporting Documents

[CHARLES RIVER LETTERHEAD]

LETTER OF PAYMENT AUTHORIZATION

March 31, 2004

Ben Lane
NuVios
197M Boston Post Road - West
#337
Marlborough, MA 01752
Telephone:
Fax: 847-680-5023
ben.c.lane@sbcglobal.net

Re: SSU00002:P-03 Pharmacokinetics Of Two Test Articles Following Subcutaneous Administration To Ovariectomized Swiss Webster Mice
Estimated Study Start: 3/29/04

This communication is to serve as a Letter of Payment Authorization (LOPA) for the above referenced study, which will be performed at Charles River Discovery Development Services (CR-DDS-Worcester Division) as set forth below.  CR-DDS-Worcester Division shall perform these services in accordance with the existing Service Agreement executed between CR-DDS and NuVios.  Once fully executed, this LOPA shall be incorporated into and made part of the existing Service Agreement.

The payment schedule and price of this study are as follows:

•                  (50%) $11,160 upon Advance Payments Completed.

•                  (35%) $7,812 upon In-Life Complete Completed.

•                  (15%) $3,348 upon Data Summary Report Completed.

Total Price of Study: $22,320.00

In the event the study design is altered, or the study is postponed or cancelled, payments will be amended as follows:

The price impact (if any) of the protocol amendment/change order will be submitted in writing.  If study prices increase, the difference will be invoiced and payable upon acceptance by the Sponsor.  If study prices decrease, the Sponsor will be credited for the difference.

Upon receipt of a verbal and/or written request Charles River Discovery and Development Services will order or assign animals and allocate resources for your study.  If the study is dosed on or before the agreed upon date no cancellation fees are necessary.  If the study is cancelled or rescheduled more than 7 days prior to dosing there will be no cancellation charges.  Any cancellation or delay less than 7 business days by Sponsor, through no fault of CR-DDS-Worcester Division, prior to dosing will result in a charge of 25% of the total study cost.  If the Sponsor requests delay of a study start, CR-DDS-Worcester Division will make every effort to accommodate the requested change.

CRL-DDS-Worcester Division will store residual study samples, test articles and formulations (“samples”) free of charge for up to 6 months following issuance of the draft report/data summary.  After this 6-month period CRL-DDS-Worcester Division will return, dispose or archive samples at the rates attached.  Please authorize one of the three options listed in the attachment.  In the absence of this authorization CRL-DDS-Worcester Division will assume that samples will be shipped back to NuVios.

As acceptance of this agreement, please sign this Letter of Payment Authorization and return to Mr. Leigh Peirce at the letterhead address (or fax to Leigh Peirce at (508) 890-0192).

/s/ Bart Henderson	/s/ Leigh Pierce
Sponsor Representative	Leigh Peirce

Bart Henderson, CBO	3/31/04
Print (Name and Title)

4/2/04
Date

2

Attachment A

Sample Disposition

Charles River will store residual study samples, test articles and formulations (“samples”) free of charge for months following issuance of the draft report/data submission.  After this 6-month period Charles River will r dispose or archive samples at the following rates.  Please authorize one of the following three options:

Study Number: SSU00002

☐	Dispose: Continued sample storage is unnecessary. Please dispose of samples properly.

☒	Ship: Please return samples to the address provided below at a fee of $350/study.

	Name	Gary Hattersley, Ph.D.

	Address	To be provided

City, State, Zip

	Phone	617-551-4703

☐	Archive: Please continue storage at CR-DDS-Worcester Division until notified. I understand the following fees will apply and will be invoiced on a quarterly basis.

	•	$500 initial archive setup

	•	$100/ bin (~1.5 ft3)

Authorized Signature	/s/ Ben Lane	Date	April 2, 2004

3

[CHARLES RIVER LETTERHEAD]

Letter of Payment Authorization – Revision 2

October 2 2009

Gary Hattersley, Ph.D.
VP, Biology
RADIUS
300 Technology Square, 5th Floor
Cambridge, MA 02139
Telephone: 617.551.4703
Email: ghattersley@radiuspharm.com

Re:                             Charles River Study Number SSU00067

Dear Dr. Hattersley,

We thank you for your interest in Charles River and hope the attached proposal meets with your approval.  For your convenience, we have provided the following summary of the titles and prices of the studies and/or study components under discussion.  If you would like us to proceed with animal orders resource allocation, sign and date the authorization line below.  (If all studies and/or components are not being authorized at this time, please initial the studies and components you wish to authorize and sign and date the authorization line below.  If all studies are being authorized at this time, merely sign and date the authorization line below, leaving the studies and component boxes empty).  These prices are valid for 60 days, but may be modified by mutual agreement if changes to the scope of work are made.

Authorization Initials	Study Number and Title	Price

SSU00066 A Dermal Sensitization Study in Guinea Pigs (Standard Buehler)

	(Reference Scope of work dated: 02-Oct-2009) Original Study Price: Less [*] % [*] discount: Total Study Price:	-	[*] [*] $ 26,900
SSU00067 A 14-Day Local Tolerance Study in Rabbits with a 7-Day Recovery Period

	(Reference Scope of work dated: 02-Oct-2009) Original Study Price: Less [*] % [*] discount: Total Study Price:	-	[*] [*] $ 50,000

In order to minimize the impact of study delays and cancellations for all sponsors, Charles River allocates resources at the time a signed Letter of Payment Authorization is received.  Please note that scheduling is not considered confirmed until a signed copy of this document is received.  By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study.  Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedule for Study Number SSU00066

The payment schedule and price of this study are as follows:

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

•                  25%        Due upon Authorization*

•                  50%        Due upon Completion of In-life

•                  25%        Due upon Submission of Draft Report

Payment Schedule for Study Number SSU00067

The payment schedule and price of this study are as follows:

•                  25%        Due upon Authorization*

•                  50%        Due upon Completion of In-life

•                  25%        Due upon Submission of Draft Report

*Invoice(s) will be sent no more than 60 days prior to scheduled study start.

In the event Charles River does not receive comments pertaining to the draft report within 60 days after submission to the Sponsor, the final invoice will be due and payable.

Based upon the current scope of work, we would expect to initiate these studies the week of October 26, 2009.  Prior to receipt of this signed Letter of Payment Authorization this initiation date may be lost to another study vying for the same resources.

We understand that occasionally you may request to delay or to cancel a study due to unforeseen circumstances.  Charles River will make every reasonable effort to accommodate requested schedule changes.  However, as significant costs are incurred related to study initiation, cancellation/delay fees will apply in proportion to the number of days’ notice given (please see attached Cancellation and Delay Policy).  Cancellation/delay fees may be assessed separately for each postponement prior to the study being cancelled or initiated.  The Cancellation and Delay Policy becomes effective upon execution of this Letter of Authorization.

Charles River shall perform these services in accordance with the Service Agreement (the “Agreement”) executed between Charles River and RADIUS.  Once fully executed, this Letter of Payment Authorization shall be incorporated into and made part of the Agreement.

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River for one (1) year at no charge.  After this one (1) year period, Sponsor will be contacted prior.  to the end of the year to authorize continued storage or return to Sponsor, at additional cost.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River.  Subsequently, storage details will be documented in the raw data.

Any additional storage, archiving or retention will require an Extended Archiving Agreement

REPEAT OF SAMPLE ANALYSIS.  If applicable, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required.  If this arises, Charles River must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.

2

However, in the event that additional sample analysis/occasions are required, Charles River shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River agree that all costs associated with shipping test article to Charles River shall be the responsibility of the Sponsor.  Charles River shall not be responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s).

In the event of a conflict between the terms set forth in this letter and the Master Service Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

Please sign and return this document via facsimile or email (contact information below).  Should you have any questions or require any additional information, please do not hesitate to call me.  We look forward to being of service.

Best regards,

/s/ Tracee D. Lyons	/s/ B.N. Harvey
Tracee D. Lyons	Authorized Sponsor Representative
Client Services Representive II
Charles River	B.N. Harvey, CFO
Preclinical Services	Print (Name and Title)
Phone: 419.647.4196
Fax: 419.647.6560	Oct, 16, 2008
E-Mail: Tracee.Lyons@crl.com	Date

If a PO is required, please submit PO with Letter of Payment Authorization or fax to Tracee Lyons at 419.647.6560.

3

Date Created: October 2, 2009

Sponsor: Radius

Title:	A Dermal Sensitization Study in Guinea Pigs (Standard Buehler)

Project Number:	SSU00066

Charles River Facility:	Ohio

Compliance:	GLP

Species/Strain:	Guinea Pigs

Dose Formulation Preparation:	Standard dose formulation prepared daily; no samples obtained

Dosing Regimen:

Phase A: Three inductions/week to test animals on single test site (nine total inductions)

Phase B: Test animals challenged on new test site and challenge control animals dosed approximately 2 weeks after Induction 9

Phase C: Test animals rechallenged on a test site with naive rechallenge control animals dosed (if needed).

Route of Administration:	Dermal (skin painting) dose administration — 6 hour exposure

Test System:	Group	Number of Animals
	Test/Placebo	10/10
	Challenge Control	10
	Rechallenge	10
	DNCB Positive Control Test	10
	Positive Control	10

Spares	5 animals

Total Population	69 animals

Age	Approximately 7 weeks at receipt

Source	Charles River Laboratories

Pretreatment Period	At least 5 days

Mortality/Cageside Observations:	Mortality/viability observations will be conducted on twice daily on all animals. Positive clinical observations only. Dermal scoring at 24 and 48 hours.

Body Weight/Food Consumption:	Body weights obtained at 3 intervals.

Terminal Procedures:	Animals terminated without necropsy

Reporting:	Audited draft report provided in approximately 4 weeks.

Archiving:	Archiving materials will be maintained through final report issuance.

4

Date Created: October 2, 2009

Sponsor: Radius

Title:	A 14-Day Local Tolerance Study in Rabbits with a 7-Day Recovery Period

Study Number:	SSU00067

Charles River Facility:	Ohio

Compliance:	GLP

Species/Strain:	New Zealand White Rabbits

Dose Formulation Preparation (assumes basic dose preparation):	Test material to be dispensed as received; no samples obtained.

Dose Formulation Analysis (assumes standard HPLC-UV method):	N/A

Dosing Regimen:	A single daily dose for 14-days followed by a 7-Day recovery period.

Route of Administration:	Transdermal patch or subcutaneous dose administration.

Test System:			Number of Animals
	Group:	Dose	Males	Females
	1	Patch - Control	3 (2)	3 (2)
	2	Patch - Low	3	3
	3	Patch - High	3 (2)	3 (2)
( ) animals will be held for 7-Day recovery

Spares:	4 animals

Total Population:	30 animals

Age:	Approximately 2.5 – 3.5 kg at receipt

Source:	Charles River

Pretreatment Period:	Approximately 10 days.

Mortality/Cage side Observations:	Mortality: Twice daily on all animals. Cage-side Obs: Daily on all animals.

Detailed Observations:	Weekly and prior to termination on all animals.

Body Weight:	Weekly and prior to termination on all animals.

Food Consumption:	Daily on all animals.

Special Assessments:	Draize dermal scoring twice daily (pre-dose and 1-2 hours post-dose) on all animals.

Clinical Pathology Parameters:	Coagulation (PT and APTT), clinical chemistry and hematology on all animals at pre-test and prior to designated termination.

Toxicokinetics Sample Collection:	Toxicokinetic samples will be obtained from all animals at 8 timepoints (pre-dose, 5, 15, 30, 60, 120, 180 and 240 minutes post-dose) on Days 1 and 14 (576 samples total). Samples to be

5

Date Created: October 2, 2009

Sponsor: Radius

shipped to sponsor designated laboratory.

Toxicokinetic Sample Analysis:	At additional cost.

Toxicokinetic Reporting:	At additional cost.

Terminal Procedures:	Full gross necropsy with organ weights and tissue collection on all animals.

Histopathology:	Standard histopathology on treated and untreated skin sites (2, sections) for all animals. All other tissues will be retained for possible evaluation.

Audited Draft Report:	Audited draft report to be provided in approximately 9 weeks from the time of in-life completion.

6

Date Created: October 2, 2009

Title:	A 14-Day Local Tolerance Study in Rabbits with a 7-Day Recovery Period

Study Number:	SSU00067

Archiving:	Archiving materials will be maintained through final report issuance.

7

Date Created: October 2, 2009

Sponsor: Radius

TOXICOLOGY: POSTPONEMENT/CANCELLATION POLICY

Upon receipt of the signed quote letter or correspondence from the Sponsor confirming formal authorization, Charles River Laboratories Preclinical Services, hereinafter referred to as (“Charles River”) will order or reserve animals and allocate other resources for the specified study.

If the study is initiated on the scheduled start date, the most current quoted price is valid (unless advised otherwise by any revised quote letter) and no postponement or cancellation charges are applicable.

There will be no charges if the study is rescheduled or cancelled as long as notice is provided to Charles River in advance of the defined period of time prior to the animal arrival date.

Should any applicable fees be charged from the animal supplier before the above-mentioned timelines, these would be the responsibility of the Sponsor.

If sponsor cancels study after animal arrival and before study start the following charges will apply:

In the event of postponement or cancellation of the study by the Sponsor, additional compensation may be requested for items procured specifically for the study (e.g., animal purchases(1), dedicated equipment, perishable or non-reusable supplies) and any non-recoverable expenses incurred by Charles River (e.g., equipment lease payments, subcontractor charges or consultant fees to which Charles is irrevocably committed).

In the event the Sponsor terminates an ongoing study (i.e. early termination following dosing initiation), the Sponsor will be responsible for all incurred costs.

Exceptions to the above terms may be made on a case-by-case basis at Charles River sole discretion, if the study cancellation or postponement has little or no financial impact on Charles River (e.g. if notice that the study is subsequently cancelled or postponed falls within the defined period of time above pre-study period but no resources have been expended or costs incurred in the preparation for the study, and the animals can be readily used in another study [or exchanged, in the case of postponement]).

In the event of a conflict between the terms set forth in this letter and the Master Service Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

(1) In order to secure animals, Charles River is required to purchase the animals upon study authorization.  Therefore, should there be a cancellation thereafter by the Sponsor, the Sponsor will incur the full cost of animals ordered.

8

[CHARLES RIVER LETTERHEAD]

February 19, 2009

Radius Health, Inc.
300 Technology square, Fifth Floor
Cambridge, MA 02139
USA

LETTER OF AGREEMENT

STUDY NO.: 182253

STUDY TITLE:    Validation of an HPLC Method for the Determination of BA058 and PTH in Dose Formulations

SCOPE OF WORK DATED: To be provided

PRICE:  $21,850 US (as per Study Authorization dated February 9, 2009)

[*] % [*] discount included

PAYMENT TERMS:

50% - $10,925 US - 1st installment at commencement of laboratory work
50% - $10,925 US - 2nd installment at completion of laboratory work (excluding long term stability testing, if applicable)

PROPOSED COMMENCEMENT OF WORK:  March 2009

PROPOSED REPORTING TIME:  Audited draft report:

•                  Normally generated with six weeks following the end of study

ACCLIMATION PERIOD:  Not applicable

RETENTION PERIOD:  One (1) year

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River Montreal during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River Montreal for one (1) year at no charge.  After this one (1) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River Montreal.  Subsequently, storage details will be documented in the raw data.

Any additional storage, archiving or retention will require an Extended Archiving Agreement

DELAY IN PRECLINICAL WORK.  In the event that any animals are purchased by Charles River Montreal, as authorized by and on behalf of the Sponsor, for preclinical work to be performed under this Letter of Agreement, the parties hereto agree that the acclimation period (“Acclimation Period”) shall be stipulated herein.  After the completion of the Acclimation Period, should there be any delay in the commencement of the Study that is attributable to the Sponsor, in any way, then the Sponsor agrees to

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Radius Health, Inc.

Letter of Agreement

Study No. 182253

reimburse housing fees to Charles River Montreal for the said delay at rates prevailing at the time of said delay.

REPEAT OF SAMPLE ANALYSIS.  If applicable for studies involving bioanalytical sample analysis, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required.  If this arises, Charles River Montreal must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.  However, in the event that additional sample analysis/occasions are required, Charles River Montreal shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River Montreal within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River Montreal will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River Montreal will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River Montreal agree that all costs associated with shipping test article to Charles River Montreal shall be the responsibility of the Sponsor.  Charles River Montreal shall not be responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s) while in, transit.

This Letter of Agreement will be governed by the terms and conditions of the Laboratory Services and Confidentiality Agreement dated March 31st, 2004 as amended between Charles River Laboratories, Inc. and Radius Health, Inc. (formerly known as Nuvios, Inc.).

Radius Health, Inc.	Charles River Laboratories Preclinical Services Montréal Inc.

/s/ B.N. Harvey	/s/ Chris Perkin
B.N. Harvey	Chris Perkin, D.A.B. T. Corporate Senior Vice President & President, Canadian & Chinese Preclinical Services

Feb. 23, 2009	/s/ Paul Bancroft
Date	Paul Bancroft, CMA Vice President Finance

February 19, 2009
Date

[CHARLES RIVER LETTERHEAD]

February 18, 2009

Radius Health, Inc.
300 Technology square, Fifth Floor
Cambridge, MA 02139

LETTER OF AGREEMENT

STUDY NO.:  182252

STUDY TITLE:	Set-Up and Pre-Validation of an HPLC Method for the Determination of BA058 and PTH in Dose Formulations

SCOPE OF WORK DATED:  November 14, 2008

PRICE:  $1,900 US/Day (as per Study Authorization dated February 9, 2009)

[*] % [*] discount included

PAYMENT TERMS:

•                  Monthly billing as per work performed.

PROPOSED COMMENCEMENT OF WORK:  February 2009

PROPOSED REPORTING TIME:  Not applicable

ACCLIMATION PERIOD:  Not applicable

RETENTION PERIOD:  One (1) year

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River Montreal during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River Montreal for one (1) year at no charge.  After this one (1’) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River Montreal.  Subsequently, storage details will be documented in the raw data.

Any additional storage, archiving or retention will require an Extended Archiving Agreement

DELAY IN PRECLINICAL WORK.  In the event that any animals are purchased by Charles River Montreal, as authorized by and on behalf of the Sponsor, for preclinical work to be performed under this Letter of Agreement, the parties hereto agree that the acclimation period (“Acclimation Period”) shall be stipulated herein.  After the completion of the Acclimation Period, should there be any delay in the commencement of the Study that is attributable to the Sponsor, in any way, then the Sponsor agrees to reimburse housing fees to Charles River Montreal for the said delay at rates prevailing at the time of said delay.

REPEAT OF SAMPLE ANALYSIS.  If applicable for studies involving bioanalytical sample analysis, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Radius Health, Inc.

Letter of Agreement

Study No. 182252

required.  If this arises, Charles River Montreal must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.  However, in the event that additional sample analysis/occasions are required, Charles River Montreal shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River Montreal within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River Montreal will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River Montreal will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a % range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River Montreal agree that all costs associated with shipping test article to Charles River Montreal shall be the responsibility of the Sponsor.  Charles River Montreal-shall-not-be-responsible for any-direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s) while in transit.

This Letter of Agreement will be governed by the terms and conditions of the Laboratory Services and Confidentiality Agreement dated March 31st, 2004 as amended between Charles River Laboratories, Inc. and Radius Health, Inc. (formerly known as Nuvios, Inc.).

Radius Health, Inc.	Charles River Laboratories Preclinical Services Montréal Inc.

/s/ B.N. Harvey	/s/ Chris Perkin
B.N. Harvey	Chris Perkin, D.A.B. T. Corporate Senior Vice President & President, Canadian & Chinese Preclinical Services

Feb. 23, 2009	/s/ Paul Bancroft
Date	Paul Bancroft, CMA Vice President Finance

February 19, 2009
Date

[CHARLES RIVER LETTERHEAD]

Letter of Payment Authorization
Revision 2 — animal cost (at importation)

August 19, 2010

Gary Hattersley, Ph.D.
Vice President, Biology
RADIUS HEALTH, INC.
5th Floor
300 Technology Square
Cambridge, MA 02139
United States
ghattersley@radiuspharm.com

Dear Gary,

We thank you for your interest in Charles River and hope the attached proposal meets with your approval.  For your convenience, we have provided the following summary of the titles and prices of the studies and/or study components under discussion.  If you would like us to proceed with animal orders resource allocation, sign and date the authorization line below.  (If all studies and/or components are not being authorized at this time, please initial the studies and components you wish to authorize and sign and date the authorization line below.  If all studies are being authorized at this time, merely sign and date the authorization line below, leaving the studies and component boxes empty).  These prices are valid for 60 days, but may be modified by mutual agreement if changes to the scope of work are made.

Authorization Initials	Study Number and Title	Price

670647 A 16-Month Osteoporosis Intervention Study in the [*]

	Animal cost: [*] Price with [*] % pre-discount: Total with [*] % [*] discount:	$[*] US $[*] US $180,009 US

In order to minimize the impact of study delays and cancellations for all sponsors, Charles River allocates resources at the time a signed Letter of Payment Authorization is received.  Please note that scheduling is not considered confirmed until a signed copy of this document is received.  By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study.  Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedule for Study # 670647 — 50% of animals cost of at importation

$[*] US (50%) at importation

The screening and selection has been completed.  Animal importation will take place between weeks of August 09, 2010 to August 23.  The animal arrival at CRL will take place during week of October 4, 2010.  Prior to receipt of this signed Letter of Payment Authorization this initiation date may be lost to another study vying for the same resources.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

We understand that occasionally you may request to delay or to cancel a study due to unforeseen circumstances.  Charles River will make every commercially reasonable effort to accommodate requested schedule changes.  However, the following fees would be applicable:

Per diem fees at a rate of $[*] US/animal per day ($[*]/day) would be invoiced in the event of a delay in the importation date planned for August 23, 2010.

In the event of cancellation:

Upon importation, Radius would be responsible for housing fees of [*] animals at a rate of $[*] US/animal per day.  The cost for animal reservation and importation ($[*]) would be applied towards the purchase of [*] animals at which point ownership of the animals would be transferred to Radius.  Radius would also have an option for the direct purchase of the remaining [*] animals reserved for this study (at a rate of $[*] US per animal).

Following importation, per diem fees would be invoiced for the [*] animals imported until the animals are placed elsewhere ($[*] US/animal per day).  Ownership of [*] animals would also be transferred to Radius with an option for the direct purchase of [*] animals.

The parties will negotiate in good faith a maximum amount of the housing charges.  The agreed amount would then be indicated in an amendment to this Letter of Payment Authorization.

Charles River shall perform these services in accordance with the services agreement (the “Agreement”) executed between Charles River and RADIUS HEALTH, INC. Once fully executed, this Letter of Payment Authorization shall be incorporated into and made part of the Agreement.

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River for one (1) year at no charge.  After this one (1) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River.  Subsequently, storage details will be documented in the raw data.

Any additional storage, archiving or retention will require an Extended Archiving Agreement.

REPEAT OF SAMPLE ANALYSIS.  If applicable for studies involving bioanalytical sample analysis, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required.  If this arises, Charles River must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.  However, in the event that additional sample analysis/occasions are required, Charles River shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River agree that all costs associated with shipping test article to Charles River shall be the responsibility of the Sponsor.  Charles River shall not be

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

2

responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s).

In the event of a conflict between the terms set forth in this Letter of Payment Authorization and the Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

Please sign and return this document via facsimile or email (contact information below).  Should you have any questions or require any additional information, please do not hesitate to call me.  We look forward to being of service.

Best regards,

/s/ Stéphane Besner	/s/ B.N. Harvey
Stéphane Besner, B.Sc., M.B.A Client Manager, Sales & Marketing Charles River Laboratoires Preclinical Services Montreal Inc. Tel: (514) 630-2436 Fax: (514) 630-8230 e-mail: stephane.besner@crl.com	Authorized Sponsor Representative

B.N. Harvey
Print (Name and Title)

August 20, 2010
Date

If a PO is required, please submit PO with Letter of Payment Authorization or fax to 514-630-8230.

Charles River Laboratories Preclinical Services Montréal Inc.

/s/ Michele Marcoux
Michele Marcoux, CMA Site Controller

Sept. 01, 2010
Date

A counter signed version of this document will be returned to you for your records.

c.c. M. Marcoux, S. Pryce, D. Trembley, S Y. Smith, Main File

3

[CHARLES RIVER LETTERHEAD]

AMENDED LETTER OF PAYMENT AUTHORIZATION
AMENDMENT NUMBER 1

26 October 2009

Gary Hattersley, Ph.D.
VP, Biology
RADIUS
300 Technology Square, 5th Floor
Cambridge, MA 02139
Telephone: 617.551.4703
Email: ghattersley@radiuspharm.com

Re:          Charles River Study Number SSU00067

Dear Dr. Hattersley,

This communication is to serve as an amendment to the Letter of Payment Authorization for the above referenced study, which is being performed at Charles River.  Charles River shall perform these services in accordance with the existing Service Agreement executed between Charles River and RADIUS.  Once fully executed, this Amended LOPA shall be incorporated into and made part of the existing Service Agreement.

Charles River Study Number SSU00067
A 14-Day Local Tolerance Study in Rabbits with a 7-Day Recovery Period

•                  Added TK Reporting at Charles River

•                  Added archiving for 1 year following Final Report issuance

The additional cost of this study change is as follows:

•                  $12,700.00        Due upon authorization

New Total Price of Study: $62,700

As acceptance of this agreement, please sign this Amended Letter of Payment Authorization and return to Charles River by fax at 419-647-6560.

/s/ B.N. Harvey	/s/ Jason W. Smedley
Sponsor Representative	Jason W. Smedley, B.S.
Study Director
B.N. Harvey	26 October 2009
Print (Name and Title)

Date

[CHARLES RIVER LETTERHEAD]

AMENDED LETTER OF PAYMENT AUTHORIZATION
AMENDMENT NUMBER 2

13 November 2009

Gary Hattersley, Ph.D.
VP, Biology
RADIUS
300 Technology Square, 5th Floor
Cambridge, MA 02139
Telephone: 617.551.4703
Email: ghattersley@radiuspharm.com

Re:          Charles River Study Number SSU00067

Dear Dr. Hattersley,

This communication is to serve as an amendment to the Letter of Payment Authorization for the above referenced study, which is being performed at Charles River.  Charles River shall perform these services in accordance with the existing Service Agreement executed between Charles River and RADIUS.  Once fully executed, this Amended LOPA shall be incorporated into and made part of the existing Service Agreement.

Charles River Study Number SSU00067
A 14-Day Local Tolerance Study in Rabbits with a 7-Day Recovery Period

•                  Added second phase to study consisting of 5 females/group in 2 groups and 2 alternates; dose on Day 1 (24 hour exposure); mortality checks twice daily; detailed clinical observations weekly; cage-side observations daily; dermal observations twice on Day 1 and once daily thereafter; body weights weekly; clinical pathology pretest, Day 1, and Day 8; gross necropsy (save treated and untreated skin).

The additional cost of this study change is as follows:

•                  $6,300.00             Due upon authorization

New Total Price of Study: $69,000

As acceptance of this agreement, please sign this Amended Letter of Payment Authorization and return to Charles River by fax at 419-647-6560.

/s/ B.N. Harvey	/s/ Jason W. Smedley
Sponsor Representative	Jason W. Smedley, B.S.
Study Director
B.N. Harvey	13 November 2009
Print (Name and Title)

16 Nov 2009
Date

[LETTERHEAD OF CHARLES RIVER]
accelerating drug development. exactly.

Study Authorization

February 9, 2009

Maria Grunwald
Radius Health, Inc.	cc: Gary Hattersley
300 Technology Square, 5th Flr.
Cambridge, MA 02139
USA

Dear Maria,

Following our recent discussions, we are pleased to attach the following revised proposal, for your approval.

Authorization Initials	Study Number and Title	Price

	Study No. 182252 Set-Up And Pre-Validation Of An HPLC Method For The Determination Of BA058 And PTH In Dose Formulations Price: Price: (with [*] % [*] discount) Estimated 7-10 days*	US$[*]/day US$[*]/day

Study No. 182253 Validation Of An HPLC Method For The Determination Of BA058 And PTH In Dose Formulations

	Price: Price: (with [*] % [*] discount)	US$[*] US$21,850

* Please note that the above price is based on an estimated number of days of work to be performed. Should the estimate differ from the actual number of days needed, the Sponsor will be invoiced accordingly. Please also note that the Sponsor will be updated regularly on progress.

Please sign and return this document via facsimile or email as soon as possible (contact information provided below). Should you have any questions or require any additional information, please do not hesitate to call me. We look forward to being of service.

Best regards,

/s/ Gareth Meekin
Gareth Meekin, MBA	/s/ B.N. Harvey
Global Key Account Manager, Sales & Marketing	Authorized Sponsor Representative
Charles River Laboratories
Preclinical Services Montreal, Inc.
22022 Transcanadienne	B.N. Harvey
Senneville, Quebec, Canada, H9X 3R3	Print (Name and Title)
Phone: (514) 630-2381 Fax: (514) 630-8230
E-Mail: gareth.meekin@crl.com	Feb 11, 2009
Website: www.criver.com	Date

Charles River

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

1

[LETTERHEAD OF CHARLES RIVER]
accelerating drug development. exactly.

Letter of Payment Authorization — Revision 1

16 August 2010

Gary Hattersley, PhD
VP, Biology
RADIUS
300 Technology Square, 5th Floor Cambridge, MA 02139
Phone: 617.551.4703
Email:  ghattersley@radiuspharm.com

Dear Dr. Hattersley,

We thank you for your interest in Charles River and hope the attached proposal meets with your approval. For your convenience, we have provided the following summary of the title and price of the studies and/or study components under discussion. If you would like us to proceed with animal orders resource allocation, sign and date the authorization line below. This price is valid for 60 days, but may be modified by mutual agreement if changes to the scope of work are made.

Authorization Initial’s	Study Number and Title	Price

	Study # 20001926 Title: A 7-Day Dermal Bridging Study in [*] (Reference scope of work dated: 06-Aug-2010)	$ 49,900

In order to minimize the impact of study delays and cancellations for all sponsors, Charles River allocates resources at the time a signed Letter of Payment Authorization is received. Please note that scheduling is not considered confirmed until a signed copy of this document is received. By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study. Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedule for Study Number 20001926

The payment schedule and price of this study are as follows:

•                  25%                        Due upon Authorization*

•                  50%                        Due upon Completion of In-life

•                  25%                        Due upon Submission of Draft Report

*Invoice(s) will be sent no more than 60 days prior to scheduled study start.

In the event Charles River does not receive comments pertaining to the draft report within 60 days after submission to the Sponsor, the final invoice will be due and payable.

Based upon the current scope of work, we would expect to initiate this study in late October/early November, 2010. Prior to receipt of this signed Letter of Payment Authorization this initiation date may be lost to another study vying for the same resources.

We understand that occasionally you may request to delay or to cancel a study due to unforeseen circumstances. Charles River will make every reasonable effort to accommodate requested

Charles River

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

1

Created on: August 16, 2010

Sponsor: RADIUS

schedule changes. Charles River shall perform these services in accordance with the Service Agreement (the “Agreement”) executed between Charles River and RADIUS. Once fully executed, this Letter of Payment Authorization shall be incorporated into and made part of the Agreement.

STUDY MATERIAL STORAGE/ARCHIVES. After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River. At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River for (1) year. Subsequently, storage details will be documented in the raw data. After this one (1) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.

Any additional storage, archiving or retention will require an Extended Archiving Agreement

REPEAT OF SAMPLE ANALYSIS. If applicable, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required. If this arises, Charles River must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor. Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution. However, in the event that additional sample analysis/occasions are required, Charles River shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates. Once authorization is received, Charles River will endeavor, when possible, to proceed with current batches of sample analysis. Both parties acknowledge that Charles River will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES. Sponsor and Charles River agree that all costs associated with shipping test article to Charles River shall be the responsibility of the Sponsor. Charles River shall not be responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s).

In the event of a conflict between the terms set forth in this letter and the Master Service Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

2

Created on: August 16, 2010

Sponsor: RADIUS

Please sign and return this document via facsimile or email (contact information below). Should you have any questions or require any additional information, please do not hesitate to call me. We look forward to being of service.

Best regards,

/s/ April Jackson
April Jackson	/s/ B.N. Harvey
Client Manager	Authorized Sponsor Representative
Charles River
Preclinical Services	B.N. Harvey, CFO
Phone: 419.647.4196	Print (Name and Title)
Fax: 419.647.6560
E-Mail: April.Jackson@crl.com	August 16, 2010
Date

If a PO is required, please submit PO with Letter of Payment Authorization or fax to April Jackson at 419.647.6560.

3

Created on: August 16, 2010

Sponsor: RADIUS

Title:	A 7-Day Dermal Bridging Study in [*]

Study Number:	20001926

Charles River Facility:	Ohio

Compliance:	GLP

Species/Strain:	[*]

Dose Formulation Preparation (assumes basic dose preparation):	Test material to be dispensed as received; no samples obtained.

Dose Formulation Analysis (assumes standard HPLC-UV method:	N/A

Dosing Regimen:	Once daily for 7 days.

Route of Administration:	Transdermal dose administration [*].

Number of Animals
Test System:	Group	Dose	Males	Females
	1	Control	[*]	[*]
	2	High	[*]	[*]

Spares:	[*] animals

Total Population:	[*] animals

Age:	Approximately 3 - 4 months at receipt

Source:	[*]

Pretreatment Period:	Approximately 14 days

Mortality:	Mortality: twice daily on all animals

Detailed Observations:	Pre-dose and daily on all animals.

Body Weight:	Pre-dose and Days 1, 3, 5, 7 and 8 on all animals

Special Assessments:	Draize dermal scoring daily on all animals.

Toxicokinetic Samples Collection:	Toxicokinetic samples obtained from all animals at pre-dose, 15, 30 45, 60, 120, 180, and 240 minutes on Day 1 and 7 (192 samples total). Samples to be shipped to sponsor designated laboratory.

Toxicokinetic Sample Analysis:	At additional cost.

Toxicokinetic Reporting:	At additional cost.

Terminal Procedures:	Full gross necropsy with limited tissue collection (identification, skin treated and skin untreated) on all animals.

Histopathology:	Standard histopathology (up to 3 tissue sections) from all animals.

Audited Draft Report:	Audited draft report to be provided in approximately 8 weeks from the time of in-life completion.

Archiving:	Archiving of appropriate study related materials with Charles River for 1 year following issuance of final report.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

4

[CHARLES RIVER LETTERHEAD]

Letter of Payment Authorization
Revision 2 – Screening portion only

May 26, 2010

Gary Hattersley, Ph.D.
Vice President, Biology
RADIUS HEALTH, INC.
5th Floor
300 Technology Square
Cambridge, MA 02139
United States
ghattersley@radiuspharm.com

Dear Gary,

We thank you for your interest in Charles River and hope the attached proposal meets with your approval.  For your convenience, we have provided the following summary of the titles and prices of the studies and/or study components under discussion.  If you would like us to proceed with animal orders resource allocation, sign and date the authorization line below.  (If all studies and/or components are not being authorized at this time, please initial the studies and components you wish to authorize and sign and date the authorization line below.  If all studies are being authorized at this time, merely sign and date the authorization line below, leaving the studies and component boxes empty).  These prices are valid for 60 days, but may be modified by mutual agreement if changes to the scope of work are made.

Authorization Initials	Study Number and Title	Price

670647 A 16-Month Osteoporosis Intervention Study in the [*]

	Screening of [*] Animals: Price with [*] % pre-discount: Total with [*] % [*] discount:	$[*] US $[*] US $ 50,000 US

In order to minimize the impact of study delays and cancellations for all sponsors, Charles River allocates resources at the time a signed Letter of Payment Authorization is received.  Please note that scheduling is not considered confirmed until a signed copy of this document is received.  By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study.  Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedule for Study # 670647 — Screening of [*] Animals

•                  $ 50,000 US       At authorization

Based upon the current scope of work, we would propose to initiate the screening in May, 2010.  If animal importation is performed on or around August 11, 2010, the animal arrival at CRL would occur during week of October 4, 2010.  Prior to receipt of this signed Letter of Payment Authorization this initiation date may be lost to another study vying for the same resources.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

We understand that occasionally you may request to delay or to cancel a study due to unforeseen circumstances.  Charles River will make every commercially reasonable effort to accommodate requested schedule changes.  However, the following fees would be applicable:

Per diem fees at a rate of $[*] US/animal per day ($[*]/day) would be invoiced in the event of a delay in the importation date planned for August 11, 2010.

In the event of a cancellation:

Before importation, the entire cost of the screening ($50,000US) and of the animal reservation ($138,807 US) would be lost.  Alternatively, Radius would have an option for the DIRECT purchase of up to [*] animals with the reservation fees paid.  Should the option be exercised, Radius would then be responsible for housing fees at a rate of $[*] US/animal per day.

Following importation, in addition to the screening and reservation cost, per diem fees would be invoiced until the animals are placed elsewhere ($[*] US/animal per day).  Radius would also have an option for the purchase of up to [*] animals with the reservation fees paid.  Should the option be exercised, Radius would then be responsible for housing fees at a rate of $[*] US/animal per day.

Charles River shall perform these services in accordance with the services agreement (the “Agreement”) executed between Charles River and RADIUS HEALTH, INC.  Once fully executed, this Letter of Payment Authorization shall be incorporated into and made part of the Agreement.

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River for one (1) year at no charge.  After this one (1) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River.  Subsequently, storage details will be documented in the raw data.

Any additional storage, archiving or retention will require an Extended Archiving Agreement.

REPEAT OF SAMPLE ANALYSIS.  If applicable for studies involving bioanalytical sample analysis, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required.  If this arises, Charles River must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.  However, in the event that additional sample analysis/occasions are required, Charles River shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River agree that all costs associated with shipping test article to Charles River shall be the responsibility of the Sponsor.  Charles River shall not be responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s).

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

2

In the event of a conflict between the terms set forth in this Letter of Payment Authorization and the Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

Please sign and return this document via facsimile or email (contact information below).  Should you have any questions or require any additional information, please do not hesitate to call me.  We look forward to being of service.

Best regards,

/s/ B.N. Harvey
/s/ Stéphane Besner	Authorized Sponsor Representative
Stéphane Besner, B.Sc., M.B.A
Client Manager, Sales & Marketing	B.N. Harvey
Charles River Laboratoires	Print (Name and Title)
Preclinical Services Montreal Inc.
Tel: (514) 630-2436 Fax: (514) 630-8230	5/26/10
e-mail: stephane.besner@crl.com	Date

If a PO is required, please submit PO with Letter of Payment Authorization or fax to 514-630-8230.

Charles River Laboratories
Preclinical Services Montréal Inc.

/s/ Catherine Konidas
Catherine Konidas, MBA
Site Director, Montreal

/s/ Michele Marcoux
Michele Marcoux, CMA
Site Controller

June 2, 2010
Date

A counter signed version of this document will be returned to you for your records.

c.c.  C. Konidas, S. Pryce, D. Trembley, S Y. Smith, Main File

3

[CHARLES RIVER LETTERHEAD]

Letter of Payment Authorization
Revision 2 – Animal reservation only

May 26, 2010

Gary Hattersley, Ph.D.
Vice President, Biology
RADIUS HEALTH, INC.
5th Floor
300 Technology Square
Cambridge, MA 02139
United States
ghattersley@radiuspharm.com

Dear Gary,

We thank you for your interest in Charles River and hope the attached proposal meets with your approval.  For your convenience, we have provided the following summary of the titles and prices of the studies and/or study components under discussion.  If you would like us to proceed with animal orders resource allocation, sign and date the authorization line below.  (If all studies and/or components are not being authorized at this time, please initial the studies and components you wish to authorize and sign and date the authorization line below.  If all studies are being authorized at this time, merely sign and date the authorization line below, leaving the studies and component boxes empty).  These prices are valid for 60 days, but may be modified by mutual agreement if changes to the scope of work are made.

Authorization Initials	Study Number and Title	Price

670647 A 16-Month Osteoporosis Intervention Study in the [*]

	Animal cost: ([*]) Price with % pre-discount: Total with [*] % [*] discount:	$ [*]US $ [*]US $ 138,807US

In order to minimize the impact of study delays and cancellations for all sponsors, Charles River allocates resources at the time a signed Letter of Payment Authorization is received.  Please note that scheduling is not considered confirmed until a signed copy of this document is received.  By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study.  Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedule for Study # 670647 – Reservation of [*] Animals

•                  $ 138,807 US     7 weeks after authorization

Based upon the current scope of work, we would propose to initiate the screening in May, 2010.  If animal importation is performed on or around August 11, 2010, the animal arrival at CRL would occur during week of October 4, 2010.  Prior to receipt of this signed Letter of Payment Authorization this initiation date may be lost to another study vying for the same resources.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

We understand that occasionally you may request to delay or to cancel a study due to unforeseen circumstances.  Charles River will make every commercially reasonable effort to accommodate requested schedule changes.  However, the following fees would be applicable:

Per diem fees at a rate of $ [*] US/animal per day ([*] $/day) would be invoiced in the event of a delay in the importation date planned for August 11, 2010.

In the event of a cancellation:

Before importation, the entire cost of the screening ($50,000US) and of the animal reservation ($138,807 US) would be lost.  Alternatively, Radius would have an option for the DIRECT purchase of up to [*] animals with the reservation fees paid.  Should the option be exercised, Radius would then be responsible for housing fees at a rate of $ [*] US/animal per day.

Following importation, in addition to the screening and reservation cost, per diem fees would be invoiced until the animals are placed elsewhere ($[*] US/animal per day).  Radius would also have an option for the purchase of up to [*] animals with the reservation fees paid.  Should the option be exercised, Radius would then be responsible for housing fees at a rate of $ [*] US/animal per day.

Charles River shall perform these services in accordance with the services agreement (the “Agreement”) executed between Charles River and RADIUS HEALTH, INC.  Once fully executed, this Letter of Payment Authorization shall be incorporated into and made part of the Agreement.

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River for one (1) year at no charge.  After this one (1) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River.  Subsequently, storage details will be documented in the raw data.

Any additional storage, archiving or retention will require an Extended Archiving Agreement.

REPEAT OF SAMPLE ANALYSIS.  If applicable for studies involving bioanalytical sample analysis, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required.  If this arises, Charles River must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.  However, in the event that additional sample analysis/occasions are required, Charles River shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River agree that all costs associated with shipping test article to Charles River shall be the responsibility of the Sponsor.  Charles River shall not be responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s).

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

2

In the event of a conflict between the terms set forth in this Letter of Payment Authorization and the Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

Please sign and return this document via facsimile or email (contact information below).  Should you have any questions or require any additional information, please do not hesitate to call me.  We look forward to being of service.

Best regards,

/s/ B.N. Harvey
Authorized Sponsor Representative
Stéphane Besner, B.Sc., M.B.A
Client Manager, Sales & Marketing	B.N. Harvey
Charles River Laboratoires	Print (Name and Title)
Preclinical Services Montreal Inc.
Tel: (514) 630-2436 Fax: (514) 630-8230	5/26/10
e-mail: stephane.besner@crl.com	Date

If a PO is required, please submit PO with Letter of Payment Authorization or fax to 514-630-8230.

Charles River Laboratories
Preclinical Services Montréal Inc.

/s/ Catherine Konidas
Catherine Konidas, MBA
Site Director, Montreal

/s/ Michele Marcoux
Michele Marcoux, CMA
Site Controller

June 2, 2010
Date

A counter signed version of this document will be returned to you for your records.

c.c.  C. Konidas, S. Pryce, D. Trembley, S Y. Smith, Main File

3

[CHARLES RIVER LETTERHEAD]

LETTER OF PAYMENT AUTHORIZATION

August 23, 2004

Ben Lane
NuVios
197M Boston Post Road
Marlborough, MA 01752
Fax: 847-680-5023
Email: ben.c.lane@sbcglobal.net

Re: SSU00006: “PHARMACOKINETICS OF A TEST ARTICLE FOLLOWING SUBCUTANEOUS IMPLANT IN OVARIECTOMIZED FEMALE SWISS WEBSTER MICE.”

This communication serves as a Letter of Payment Authorization (LOPA) for the above referenced study, which will be performed at Charles River Discovery Development Services - Worcester Division (CR-DDS-Worcester Division) as set forth below.  CR-DDS-Worcester Division shall perform these services in accordance with the Services Agreement executed between CRL and Nuvios, Inc. Once fully executed, this LOPA shall be incorporated into and made part of the Service Agreement.

The payment schedule and price of this study are as follows:

•                  (100%)       $29,400          Due Upon In-Life Completion

Total Price of Study: $29,400

In the event the study design is altered, or the study is postponed or cancelled, payments will be amended as follows:

The price impact (if any) of the protocol amendment/change order will be submitted in writing.  If study prices are increased, the difference will be invoiced and payable upon acceptance by the Sponsor.  If study prices decrease, the Sponsor will be credited for the difference.

In the event CR-DDS- Worcester Division does not receive comments pertaining to the draft report within 60 days after submission to the Sponsor, the final invoice will be due and payable.  Authorization to finalize the report must be received within six (6) months of draft report submission (unless agreed upon differently with the Sponsor) after which CR-DDS- Worcester Division will automatically finalize the report and submit to the Sponsor.

As acceptancepf.this agreement, please sign this Letter of Payment Authorization and return to Jessica Metterville at the letterhead address (or fax to Jessica Metterville at 508.890.0192).

/s/ Christopher K. Mirabelli, Acting CEO	/s/ Jessica Metterville
Sponsor Representative	Jessica Metterville
Client Services
Christopher K. Mirabelli	August 23, 2004
Print (Name and Title)

August 25, 2004
Date

[CHARLES RIVER LETTERHEAD]

Letter of Payment Authorization

April 8, 2010

Gary Hattersley, Ph.D.
Vice President, Biology
RADIUS HEALTH, INC.
5th Floor
300 Technology Square
Cambridge, MA 02139
United States
ghattersley@radiuspharm.com

Dear Gary,

We thank you for your interest in Charles River and hope the attached proposal meets with your approval.  For your convenience, we have provided the following summary of the titles and prices of the studies and/or study components under discussion.  If you would like us to proceed with animal orders resource allocation, sign and date the authorization line below.  (If all studies and/or components are not being authorized at this time, please initial the studies and components you wish to authorize and sign and date the authorization line below.  If all studies are being authorized at this time, merely sign and date the authorization line below, leaving the studies and component boxes empty).  These prices are valid for 60 days, but may be modified by mutual agreement if changes to the scope of work are made.

Authorization Initials	Study Number and Title	Price

670647 A 16-Month Osteoporosis Intervention Study in the [*] (Reference scope of work dated: 03/12/2010)

	Screening of: [*] Animals Revised Price with [*]% [*] discount:	[*] $ 14,960 US

In order to minimize the impact of study delays and cancellations for all sponsors, Charles River allocates resources at the time a signed Letter of Payment Authorization is received.  Please note that scheduling is not considered confirmed until a signed copy of this document is received.  By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study.  Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedule for Study # 670647 — Screening of [*] Animals

The payment schedule of this study is as follows:

•                  100%     Billing as per work performed

Based upon the current scope of work, we would propose to initiate these studies in Q2, 2010.  Prior to receipt of this signed Letter of Payment Authorization this initiation date may be lost to another study vying for the same resources.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

We understand that occasionally you may request to delay or to cancel a study due to unforeseen circumstances.  Charles River will make every commercially reasonable effort to accommodate requested schedule changes.

Charles River shall perform these services in accordance with the services agreement (the “Agreement”) executed between Charles River and RADIUS HEALTH, INC.  Once fully executed, this Letter of Payment Authorization shall be incorporated into and made part of the Agreement.

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River for one (1) year at no charge.  After this one (1) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River.  Subsequently, storage details will be documented in the raw data.

Any additional storage, archiving or retention will require an Extended Archiving Agreement.

REPEAT OF SAMPLE ANALYSIS.  If applicable for studies involving bioanalytical sample analysis, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required.  If this arises, Charles River must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.  However, in the event that additional sample analysis/occasions are required, Charles River shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River agree that all costs associated with shipping test article to Charles River shall be the responsibility of the Sponsor.  Charles River shall not be responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s).

In the event of a conflict between the terms set forth in this Letter of Payment Authorization and the Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

2

Please sign and return this document via facsimile or email (contact information below).  Should you have any questions or require any additional information, please do not hesitate to call me.  We look forward to being of service.

Best regards,

/s/ B.N. Harvey
Stéphane Besner, B.Sc., M.B.A	Authorized Sponsor Representative
Client Manager, Sales & Marketing
Charles River Laboratoires	B.N. Harvey, CFO
Preclinical Services Montreal Inc.	Print (Name and Title)
22022 Transcanadienne
Senneville, Québec, Canada H9X 3R3	April 8, 2010
Tel: (514) 630-2436 Fax: (514) 630-8230	Date
e-mail: stephane.besner@crl.com
Web site: www.criver.com

If a PO is required, please submit PO with Letter of Payment Authorization or fax to 514-630-8230.

Charles River Laboratories
Preclinical Services Montréal Inc.

/s/ Catherine Konidas
Catherine Konidas, MBA
Site Director, Montreal

Michele Marcoux
Michele Marcoux, CMA
Site Controller

April 14, 2010
Date

A counter signed version of this document will be returned to you for your records.

c.c.  C. Konidas, S. Pryce, D. Trembley, S Y. Smith, Main File

3

AMENDED LETTER OF PAYMENT AUTHORIZATION

AMENDMENT NUMBER 1

25 May 2011

Gary Hattersley, PhD

VP, Biology

RADIUS

300 Technology Square, 5th Floor

Cambridge, MA 02139

Phone: 617.551.4703

Email: ghattersley@radiuspharm.com

Dear Dr. Hattersley,

This communication is to serve as an amendment to the Letter of Payment Authorization for the above referenced study, which is being performed at Charles River Laboratories.  Charles River Laboratories shall perform these services in accordance with the existing Service Agreement executed between Charles River Laboratories and RADIUS.  Once fully executed, this Amended LOPA shall be incorporated into and made part of the existing Service Agreement.

Charles River Laboratories Study Number 20009789

A 6-Month Dermal Toxicity Study in [*] with 2-Week Recovery

•                  ECGs collected on the recovery phase animals prior to recovery phase termination but not evaluated unless needed.

•                  TK blood tubes to be filled with aprotinin

•                  TK/Immuno Interpretation

The additional cost of this study change is as follows:

•                  $14,165                   Due upon authorization

New Total Price of Study:  $420,765

As acceptance of this agreement, please sign this Amended Letter of Payment Authorization and return to Charles River Laboratories by fax at 419-647-6560.

/s/ B.N. Harvey	/s/ April Jackson
Sponsor Representative	April Jackson
Account Manager
B.N. Harvey, CFO	25May2011
Print (Name and Title)

May 27, 2011
Date

Charles River Laboratories LOPA

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

1

AMENDED LETTER OF PAYMENT AUTHORIZATION

AMENDMENT NUMBER 2 — Revision 1

July 20, 2011

Gary Hattersley, PhD

VP, Biology

RADIUS

300 Technology Square, 5th Floor

Cambridge, MA 02139

Phone: 617.551.4703

Email: ghattersley@radiuspharm.com

Dear Dr. Hattersley,

This communication is to serve as an amendment to the Letter of Payment Authorization for the above referenced study, which is being performed at Charles River Laboratories.  Charles River Laboratories shall perform these services in accordance with the existing Service Agreement executed between Charles River Laboratories and RADIUS.  Once fully executed, this Amended LOPA shall be incorporated into and made part of the existing Service Agreement.

Charles River Laboratories Study Number 20009789

A 3-Month Dermal Toxicity Study in [*] with 2-Week Recovery

•                  Study duration changed from 6 months to 3 months

The reduced cost of this study change is as follows:

•                  -$ [*]

New Total Price of Study:  $329,265

Revised Payment Schedule for $329,265:

Payments Sent:

Study Authorization: $ [*]

Study Initiation: $ [*]

ALOPA#1: $ [*]

Payments to be invoiced:

Month 2: $ [*]

Month 3: $ [*]

Submission of Draft Report (5%): $16,465

Submission of Final Report** (5%): $16,465

** Final payment milestone due within 45 days of the draft report if no response from the sponsor over the draft report.

Charles River Laboratories ALOPA

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

1

As acceptance of this agreement, please sign this Amended Letter of Payment Authorization and return to Charles River Laboratories by fax at 419-647-6560.

B.N. Harvey	/s/ April Jackson
Sponsor Representative	April Jackson
Client Manager
B.N. Harvey, CFO	20-Jul-2011
Print (Name and Title)

May 27, 2011
Date

2

Letter of Payment Authorization – Revision 3

April 29, 2011

Gary Hattersley, PhD

VP, Biology

RADIUS

300 Technology Square, 5th Floor

Cambridge, MA 02139

Phone: 617.551.4703

Email: ghattersley@radiuspharm.com

Dear Dr. Hattersley,

We thank you for your interest in Charles River and hope the attached proposal meets with your approval. For your convenience, we have provided the following summary of the title and price of the studies and/or study components under discussion. If you would like us to proceed with animal orders resource allocation, sign and date the authorization line below. This price is valid for 60 days, but may be modified by mutual agreement if changes to the scope of work are made.

Authorization Initial’s	Study Number and Title	Price

	Study # 20009789 Title: A 6-Month Dermal Toxicity Study in [*] with 2-Week Recovery		$406,600

	Optional 3-Month Main Extension (dosing and observations only):	$	[*]

	Expediting Reporting (writing only)* *Does not include expediting of study related parameters, only of writing of physical report.	$	[*] per week

In order to minimize the impact of study delays and cancellations for all sponsors, Charles River allocates resources at the time a signed Letter of Payment Authorization is received.  Please note that scheduling is not considered confirmed until a signed copy of this document is received.  By providing authorization via signature below, you will allow us to confirm a schedule for each authorized study. Your signature further constitutes acceptance of the price and payment schedule.

Payment Schedule for Study Number 20009789

The payment schedule and price of this study are as follows:

•	15%	Due upon Authorization*
•	12.5%	Due upon Study Initiation (Day 1)
•	12.5%	Due Interim – Month 2
•	12.5%	Due Interim – Month 3
•	12.5%	Due Interim – Month 4
•	12.5%	Due Interim – Month 5
•	12.5%	Due Interim – Month 6
•	5%	Due upon Submission of Draft Report
•	5%	Due upon Submission of Final Report**

*Invoice(s) will be sent no more than 60 days prior to scheduled study start.

** Final payment milestone due within 45 days of the draft report if no response from the sponsor over the draft report.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

1

In the event Charles River does not receive comments pertaining to the draft report within 60 days after submission to the Sponsor, the final invoice will be due and payable.

Based upon the current scope of work, we would expect to initiate this study (Day 1) in early to mid July, 2011.  Prior to receipt of this signed Letter of Payment Authorization this initiation date may be lost to another study vying for the same resources.

We understand that occasionally you may request to delay or to cancel a study due to unforeseen circumstances.  Charles River will make every reasonable effort to accommodate requested schedule changes and will be handled in accordance with the Service Agreement.

Charles River shall perform these services in accordance with the Service Agreement (the “Agreement”) executed between Charles River and RADIUS.  Once fully executed, this Letter of Payment Authorization shall be incorporated into and made part of the Agreement.

STUDY MATERIAL STORAGE/ARCHIVES.  After dispatch of the draft report, all raw data, samples/specimens (except for those sent to Sponsor or Sponsor designated laboratory and resultant data which are the responsibility of Sponsor) and documents generated at Charles River during this study, together with the original copy of the protocol (including amendments) and the draft report, will be retained in the secure storage area of Charles River.  At finalisation, the final report and any stored materials will be transferred to the scientific archives of Charles River for (1) year.  Subsequently, storage details will be documented in the raw data.  After this one (1) year period, Sponsor will be contacted prior to the end of the year to authorize continued storage or return to Sponsor, at additional cost.

Any additional storage, archiving or retention will require an Extended Archiving Agreement

REPEAT OF SAMPLE ANALYSIS.  If applicable, the parties agree that as of commencement of work, in some instances, repeat of sample analysis will be required.  If this arises, Charles River must notify the Sponsor as soon as possible and determine, between the parties, if these repeats are required by Sponsor.  Consequently, the price per sample analysis/occasion will apply to any additional repeats requested by the Sponsor, as well as any samples above the analytical range, which require dilution.  However, in the event that additional sample analysis/occasions are required, Charles River shall submit a written estimate to the Sponsor for the Sponsor’s written approval, and the Sponsor shall respond to Charles River within five (5) business days, or within the specified time period sanctioned by the Sponsor for receipt of such estimates.  Once authorization is received, Charles River will endeavor, when possible, to proceed with current batches of sample analysis.  Both parties acknowledge that Charles River will be reimbursed for any amount which relates to the repeats if the difference between the original result of the sample analysis and the repeat result of the sample analysis, is within a 30% range.

SHIPMENT OF TEST ARTICLES.  Sponsor and Charles River agree that all costs associated with shipping test article to Charles River shall be the responsibility of the Sponsor.  Charles River shall not be responsible for any direct or indirect damages sustained by the Sponsor resulting from any loss, destruction or damage to the test article(s).

In the event of a conflict between the terms set forth in this letter and the Master Service Agreement, the terms of the Master Service Agreement shall control, unless specifically agreed upon to the contrary in this letter.

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Please sign and return this document via facsimile or email (contact information below).  Should you have any questions or require any additional information, please do not hesitate to call me.  We look forward to being of service.

Best regards,

/s/ April Jackson
April Jackson	/s/ B.N. Harvey
Client Manager	Authorized Sponsor Representative
Charles River
Preclinical Services	B.N. Harvey, CFO
Phone: 419.647.4196 ext 361	Print (Name and Title)
Fax: 419.647.6560
E-Mail: April.Jackson@crl.com	April 29, 2011
Date

If a PO is required, please submit PO with Letter of Payment Authorization or fax to April Jackson at 419.647.6560.

3

Title:	A 6-Month Dermal Toxicity Study in [*] with 2-Week Recovery

Study Number:	20009789

Charles River Facility:	Ohio

Compliance:	GLP

Species/Strain:	[*]

Dose Formulation Preparation (assumes basic dose preparation):	Test material to be dispensed as received; no samples obtained.

Dose Formulation Analysis (assumes standard HPLC-UV method):	N/A

Dosing Regimen:	Once daily for 182 days (6 months).

Route of Administration:	Transdermal dose administration [*].

Test System:			Number of Animals
	Group	Dose	Males	Females
	1	Control	[*]	[*]
	2	Low	[*]	[*]
	3	High	[*]	[*]

*2 animals/sex/group held for 2-Week Recovery

Spares:	[*] animals

Total Population:	[*] animals

Age:	Approximately 3-4 months at receipt

Source:	[*]

Pretreatment Period:	Approximately 14 days

Mortality/Cage side Observations:	Mortality: twice daily on all animals

Cage-side Obs: Daily (up to [*] hours post-dose) on all animals

Detailed Observations:	Pre-test, weekly and at termination on all animals.

Body Weight:	Pre-test, weekly and at termination on all animals.

Special Assessments:	Ophthalmology examination on all animals pre-dose and near termination on all animals. Recovery termination at additional cost.

ECG measurements at pre-test and near main termination on all animals. Recovery termination at additional cost.

Draize dermal scoring weekly on all animals.

Clinical Pathology Parameters:	Standard hematology, clinical chemistry, and coagulation (PT and APTT) performed pre-test, Day 28, Day 91, and Day 182 on all animals and on Day 197 on recovery animals.

*Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

4

Title:	A 6-Month Dermal Toxicity Study in [*] with 2-Week Recovery

Study Number:	20009789

Toxicokinetic Samples Collection:	Toxicokinetic samples (1.5 mL of plasma) obtained from all animals at 8 time points on Day 1 and Day 182 ([*] samples total). Samples to be shipped to sponsor designated laboratory.

Immunogenicity Samples Collection:	1 sample collected from each animal at pre-test and 6-months ([*] samples). Samples to be shipped to sponsor designated laboratory.

Terminal Procedures:	Full gross necropsy with organ weights and tissue collection on all animals ~Day 183 (main) and ~Day 197 (recovery).

Histopathology:	Standard histopathology (up to [*] tissue sections) from all [*] animals.

Draft Report:	Audited draft report provided in approximately 14 weeks from the time of in-life completion.

Archiving:	Archiving materials will be maintained with Charles River for 1 year following the final report issuance.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

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